August 18, 2003                                                           AETOS


Dear Investor,

We are pleased to report the performance of Aetos Capital's absolute return strategies from inception through the second quarter of 2003:

-------------------------------- ----------- ----------- ---------- -----------

                                   Apr-                                 Since
Aetos Capital Model Portfolios1     03   May-03 Jun-03 2Q-03 2003 YTD Inception
--------------------------------- ------ ------ ------ ------ -------- ---------
--------------------------------- ------ ------ ------ ------ -------- ---------

Aetos Capital                     1.09%  1.97%  0.86%  3.97%  5.81%    7.27%
Conservative Investment Portfolio
--------------------------------- -----  ------ -----  -----  ----- ---------
--------------------------------- -----  ------ -----  -----  ----- ---------

Aetos Capital
Balanced Investment Portfolio     1.34% 1.86%   1.07% 4.33%  5.57%     6.90%
--------------------------------- ----- ------- ----- ------ ------ ---------
--------------------------------- ----- ------- ----- ------ ------ ---------

Aetos Capital
Aggressive Investment Portfolio   1.61% 1.72%   1.31% 4.71%  5.08%     6.18%
-------------------------------- ----- ------- ----- ------ ------ ---------


Conservative Portfolio                     Balanced Portfolio
Target Asset Allocation                    Target Asset Allocation

A pie chart is depicted here with          A pie chart is depicted here with
the following pieces:                      the following pieces:
Distressed Investments 0%                  Distressed Investments 10%
Long/Short 15%                             Market Neutral 15%
Market Neutral 20%                         Long/Short 30%
Multi-Strategy Arbitrage 65%               Multi-Strategy Arbitrage 45%

Aggressive Portfolio
Target Asset Allocation

A pie chart is depicted here with
the following pieces:
Market Neutral 10%
Multi-Strategy Arbitrage 20%
Distressed Investments 20%
Long/Short 50%


Among our model portfolios, the aggressive portfolio had the best results, returning 4.71%1 for the quarter on the strength of relatively larger weightings to long/short equity and distressed investments. The balanced portfolio returned 4.33%1, followed by the conservative portfolio, which returned 3.97%1.

Capital markets staged a dramatic recovery in the second quarter of 2003. The S&P 500 rose 14.89% and the small cap-oriented Russell 2000 rose 22.99%. The combination of a near-term market low in March and the commencement of the war in Iraq provided the fuel for a powerful rally. While bull markets are always more pleasant than bear markets, we are cautious going forward, given that the rally raise the P/E ratio of the S&P 500 based on trailing earnings2 to 19.8x compared to a long term average of 15.5x. Corporate earnings have improved, but do not seem poised to deliver the kind of growth that would justify a further increase in valuation levels.

Credit markets also demonstrated strong improvement, as high yield spreads3 contracted almost 25% from 850 basis points over treasuries in March to 650 basis points as of the end of June. Spreads appear to have peaked at almost 1,100 basis points in mid-October 2002. The rally in the credit markets contributed a great deal to the performance of our absolute return managers. Both dedicated distressed managers and multi-strategy arbitrage managers had considerable exposure to distressed credits and benefited as prices rose. Reacting to this powerful credit rally, managers in these areas have cut back their exposures and repositioned portfolios towards more secure credits where they feel risk and return are better balanced.

While we are very pleased with results in the first half of the year, our outlook for the remainder of 2003 is more guarded. The rise in high yield and distressed debt prices inherently limits the opportunities going forward in those areas, and while the signs of an increase in the pace of merger activity are a welcome development for merger arbitrage strategies, current levels of activity are still nowhere near the volume needed to raise spreads on merger transactions to truly attractive levels. In the area of convertible arbitrage, a large increase in convertible issuance and some fallout from the change in the taxation of dividends dropped prices of convertible securities to more attractive levels. Convertible arbitrage managers may have more opportunity to earn returns from traditional volatility trading instead of relying on credit, which has been the main source of returns over the past year. Stock selection strategies such as long/short and equity market neutral endured some pain on the short side as high beta stocks tended to lead the rally; conversely, this phenomenon may mean there are now more opportunities on the short side going forward.

The performance of each of the Aetos Capital Funds for the second quarter is detailed in the following pages.

Aetos Capital Multi Strategy Arbitrage Fund
The Aetos Capital Multi Strategy Arbitrage Fund returned 4.64%4 for the quarter. Both event arbitrage and fixed income arbitrage managers performed well. Event arbitrage managers saw a number of positions in their distressed debt portfolios appreciate dramatically in the midst of the credit market rally, and took the opportunity to realize profits and reinvest higher in the capital structure. Generally, these managers are trimming their allocations to distressed invest-ments, and shifting the characteristics of their holdings to reflect the risk/ reward profile of the current environment. These managers continue to see few opportunities in merger arbitrage strategies. Despite the recent announcements of several high-profile mergers and acquisitions, the amount (755) and volume $439 billion) of transactions over $100 million5 thus far in 2003 are lower than the first half of last year, and are down 44% in terms of amount and 72% in terms of volume from the highs reached in 2000. Event arbitrage managers in the portfolio have responded to the extended dearth of opportunities in merger arbitrage by exploring hedged equity investments in other catalyst-driven situations, such as restructurings and other major corporate events. Certain managers have committed more resources and allocated more capital to this area than others, but these strategies appear to be a logical extension of tradition-al arbitrage disciplines. Overall, given the rising credit markets and continued shortage of opportunities in merger arbitrage, we anticipate that our managers will find relatively fewer attractive entry points for new positions during the balance of the year. Consequently, while we are very pleased with the results to date, we are cautious in our near-term outlook. Our fixed income arbitrage managers also performed well over the quarter. Due to the timing of this letter, we can comment briefly on the effects of July's bear market in fixed income. As a result of our avoidance of mortgages and our focus on tighter arbitrage disciplines, our portfolio of fixed income arbitrage stragegies fared better in July than did those with investments in mortgages or fixed income relative value. Nevertheless, we do have some exposure to the US yield curve, which will likely serve as a drag on July performance.

Aetos Capital Distressed Strategies Fund
The Aetos Capital Distressed Strategies Fund returned 7.27%6 for the quarter. Our managers continued to benefit from the extended rally in credit markets driven by the strong volume of fund flows into the high yield markets. Thus far in 2003, $11 billion has flowed into high yield mutual funds7, already exceeding the $11 billion total of 2002 by a large margin. Many distressed securities in our managers' portfolios have appreciated substantially, in some cases driven more by suring demand than positive company-specific developments.
Additionally, many highly leveraged companies have been able to refinance their debt on more favorable terms without demonstrating improvement in their underlying credit fundamentals. In these cases, our managers have been happy to take profits and reallocate capital towards investments with better potential for attractive risk-adjusted returns going forward. These opportunities are generally in more senior tiers of the capital structure, as our managers prefer greater security and collateralization in more richly priced markets. As we indicated in our first quarter letter, the opportunity set in distressed investments has become smaller as spreads have tightened and bankruptcy and restructuring processes have "cleansed" the system. The $13 billion of defaulted debt8 through the second quarter implied $26 billion for the full year, which falls short of the record supply of defaults in 2001 and 2002, but is in line with the levels of defaulted debt in 1999 and 2000, at the beginning of the current distressed cycle. Our managers continue to find new opportuni-ties to redeploy capital harvested from maturing situations, albeit at a slower pace. This suggests to us that the returns in this area will be fairly attractive in the near to medium term, but we are growing increasingly cautious as the distressed cycle continues to mature. We feel that the seniority and security of the positions in our indivual managers' portfolios, which also include hedged distressed exposure and outright short holdings, position us well for the current environment in distressed investing.

Aetos Capital Long/Short Strategies Fund
The Aetos Capital Long/Short Strategies Fund returned 5.15%9 for the quarter. Exceptionally strong market performance over the period aided the long portfolios of our managers, who were able to generate solid overall returns despite losses on their short holdings. Stock picking on the short side has been difficult as expectations of economic recovery and accommodative fiscal policies have combined to overwhelm the fundamental weakness that persists in most sectors of the economy, as well as the relative weakness of specific companies that comprise many of our managers' short positions. The extended rally in many high-beta stocks suggests that they might now have further to fall, but our managers are wary, having watched these stocks continually outperform during periods of market run-ups since last fall. While the managers in our portfolio share a fundamental orientation and certain approaches towards risk management, their areas of focus are varied across a number of sec-tors and geographical regions. We believe the portfolio is well-positioned for the current environment and is poised to benefit when pricing in the market begins to reflect economic realities that will separate winners from losers among individual stocks.

Aetos Capital Market Neutral Strategies Fund
The Aetos Capital Market Neutral Strategies Fund returned 3.32%10 for the quarter. Our managers' statistical arbitrage and tactical asset allocation strategies were strong performers during the period. However, stock selection strategies struggled to generate returns, and were essentially flat for the period. Although these strategies employ risk controls to limit their market exposure and thus are not designed to benefit from a rising market, the environment was made tougher due to the recent rally's roots in factors other than the fundamentally-oriented signals that drive these types of strategies. Overall, we are pleased with the performance, mix of sub-strategies and the effectiveness of the risk controls in our market neutral portfolio.

Outlook
The wind at the back of those managers with credit exposure through distressed investments has dissipated, dampening return expectations for event arbitrage and distressed strategies. However, the environment for convertible arbitrage and stock selection strategies seems more favorable, and we are considering additional allocations in those areas.

On the organizational front, we are happy to announce that Blair Schmicker joined us on August 1st. Blair is a Darmouth graduate with experience in healthcare corporate finance at Credit Suisse First Boston. We are excited to add another bright and talented young person to our pool of research associates.

As always, we welcome hearing from you if you would like to have further dialogue about the investing environment or our organization.

Sincerely,


Anne Casscells
Chief Investment Officer


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1 The conservative, balanced and aggressive portfolios are model portfolios and may not reflect an investor's actual portfolio. Performance figures shown for the model portfolios are net of standard schedule investment advisory and performance fees for a $5 million separate account and are net of all fund level fees and expenses. Standard fees for a $5 million separate account include an investment advisory fee of 1.00% of assets annually and a performance fee of 10% of profits above the three month Treasury bill return. The returns also reflect fund level expenses that have been waived and/or reimbursed by the Investment Adviser.
Returns would have been lower without such waivers and reimbursements. Actual separate account advisory and performance fees may vary from the standard fee schedule. Past performance is not indicative of future performance.
2 Reflects 12 month trailing operating earnings, which adjusts for one time charges and credits included in actual reported earnings. The corresponding
P/E based on reported earnings is 28.0x. The long-term figure reflects reported earnings, but is an average of quarterly numbers since 1935, a substantially long enough time period so that a comparison with the current adjusted (operating) P/E is meaningful. Source: Standard & Poor's.
3 Source: Goldman Sachs.
4 Returns are net of expenses and fees incurred at the fund level. The returns also reflect fund level expenses that have been waived and/or reimbursed by the Investment Adviser. Returns would have been lower without such waivers and reimbursements. Returns do not reflect fees and expenses charged at the separate account level. Past performance is not indicative of future performance.
5 Reflects announced global transactions above $100 million in enterprise value. Excludes terminated transactions. Source: Bloomberg.
6 Returns are net of expenses and fees incurred at the fund level. The returns also reflect fund level expenses that have been waived and/or reimbursed by the Investment Adviser. Returns would have been lower without such waivers and reimbursements. Returns do not reflect fees and expenses charged at the separate account level. Past performance is not indicative of future performance.
7 Source: CSFB.
8 Source: CSFB.
9 Returns are net of expenses and fees incurred at the fund level. The returns also reflect fund level expenses that have been waived and/or reimbursed by the Investment Adviser. Returns would have been lower without such waivers and reimbursements. Returns do not reflect fees and expenses charged at the separate account level. Past performance is not indicative of future performance.
10 Returns are net of expenses and fees incurred at the fund level. The returns also reflect fund level expenses that have been waived and/or reimbursed by the Investment Adviser. Returns would have been lower without such waivers and reimbursements. Returns do not reflect fees and expenses charged at the separate account level. Past performance is not indicative of future perfor-mance.